UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 17, 2012

BEARING MINERAL EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300, 714 – 1st Street, SE, Calgary, AB CANADA, T2G 2G8

(Address of Principal Executive Offices)

(403) 708-7869

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into A Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 10.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 17, 2012, Bearing Mineral Exploration, Inc. (the “Company”) entered into an Assignment Agreement (the “Agreement”) with Art Agolli, the Company’s sole officer and a member of the Board of Directors, pursuant to which Mr. Agolli agreed to convey to the Company, all of his right, title, and interest in and to a certain letter of intent between Mr. Agolli and Sonoro Energy Ltd., in consideration for the issuance of 1,777,778 fully paid and assessable restricted shares of the Company’s common stock.

The foregoing description of the Agreement is qualified by reference to the full text of the document, which is filed as an exhibit to this report.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

As described above, on April 17, 2012, the Company entered into the Agreement and issued 1,777,778 restricted shares of its common stock to Mr. Agolli in consideration of the right, title and interest in and to the letter of intent between Mr. Agolli and Sonoro Energy Ltd.

The shares of common stock were issued to Mr. Agolli pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that the transaction with Mr. Agolli took place outside the United States of America with a non-US person.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 18, 2012, Gerhard Schlombs resigned from his position as director of the Company. At the time of his resignation, Mr. Schlombs was not owed any compensation for his services rendered to the Company.

ITEM 8.01	OTHER EVENTS

On April 18, 2012, concurrent with his resignation as a director of the Company, Gerhard Schlombs surrendered 2,000,000 shares of the Company’s common stock, registered in his name, to the Company’s treasury for cancellation. No compensation was paid to Mr. Schlombs for the cancellation of his shares.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit No.	Document Description

10.1	Assignment Agreement between Bearing Mineral Exploration, Inc. and Art Agolli, dated as of April 17, 2012. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEARING MINERAL EXPLORATION, INC.

April 20, 2012

/s/ Art Agolli
Art Agolli
President, Chief Executive Officer